LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED JANUARY 28, 2022

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULES A AND B

Effective on or about February 22, 2022, Franklin Templeton Investor Services, LLC (“Investor Services”) will replace BNY Mellon Investment Servicing (US) Inc. as transfer agent for each fund listed in Schedules A and B (each, a “Fund” and together, the “Funds”). Investor Services serves as transfer agent for most Franklin Templeton funds. Once Investor Services becomes transfer agent for the Funds, you will be able to exchange shares of the Funds with shares of the same class of additional funds within the Franklin Templeton family. In addition, your holdings of Legg Mason funds and Franklin Templeton funds may be aggregated for purposes of determining eligibility for applicable sales charge reductions or waivers. These and other differences that will be implemented when Investor Services becomes transfer agent are already reflected in each Fund’s Summary Prospectus, Prospectus and SAI. Until then, however, the Funds will continue to operate in the same manner as they have been operating, and the changes discussed below will be in effect.

1a)	The following mailing addresses and telephone number replace the addresses and telephone numbers in the Summary Prospectus, Prospectus and SAI for each Fund listed in Schedules A and B:

Mail:	Regular Mail	Overnight
	Legg Mason Funds	Legg Mason Funds
	P.O. Box 9699	4400 Computer Drive
	Providence, RI 02940-9699	Westborough, MA 01581

Phone:	(877) 721-1926

1b)	The following information replaces any information to the contrary in the Summary Prospectus, Prospectus and SAI for each Fund listed in Schedule A:

For Class A and Class C shares, and Class I and Class IS shares purchased through a Service Agent acting as agent on behalf of its customers, the initial and additional investment minimums for systematic investment plans are $50.

2a)	All references to “fund(s) sold by the Distributor” in the section titled “Share class features summary” in the Prospectus for each Fund listed in Schedules A and B are replaced with the following:

Legg Mason fund(s)*

2b)	The following footnote is added to the table in the section titled “Share class features summary” in the Prospectus for each Fund listed in Schedules A and B:

*

For exchange purposes, Legg Mason funds include those that are series of Legg Mason Partners Investment Trust, Legg Mason Partners Income Trust, Legg Mason Partners Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc. Please contact your Service Agent or the fund for more information.

2c)

The following replaces the first five paragraphs of the section titled “Reductions, waivers or elimination of sales charges for Class A shares — Letter of intent and accumulation privilege” in the Prospectus for each Fund listed in Schedule A:

There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Eligible Purchases include: (i) any class of shares of any other Legg Mason fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason; and (ii) units of a Section 529 Plan managed by Legg Mason. For purposes of a letter of intent and the accumulation privilege, Legg Mason funds include those that are series of Legg Mason Partners Investment Trust, Legg Mason Partners Income Trust, Legg Mason Partners Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc. and certain funds that are series of Legg Mason Partners Institutional Trust. Please contact your Service Agent or the fund for more information.

Eligible Accounts include shares of Legg Mason funds registered to (or held by a financial intermediary for):

•	You, individually;

•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;

•	You jointly with one or more family members;

•

You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

•

A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;

•

Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.

Legg Mason fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.

Legg Mason fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

2d)

The following replaces the second and third bullet of the section titled “Reductions, waivers or elimination of sales charges for Class A shares — Waivers for certain Class A investors” in the Prospectus for each Fund listed in Schedule A:

•	Investors who redeemed at least the same amount of Class A shares of a Legg Mason fund in the past 90 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

2e)

All references to “fund(s) sold by the Distributor” in the section titled “Contingent deferred sales charges — Class A and Class C shares” in the Prospectus for each Fund listed in Schedule A are replaced with the following:

Legg Mason fund(s)

2f)	The following replaces the section titled “Buying shares — Through a systematic investment plan” in the Prospectus for each Fund listed in Schedules A and B:

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•	If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•	For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares — Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

2g)	The section titled “Buying shares — Franklin Templeton VIP Services®” in the Prospectus for each Fund listed in Schedules A and B is deleted in its entirety.

2h)	The following replaces the section titled “Buying shares — Additional information about purchases” in the Prospectus for each Fund listed in Schedules A and B:

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third party checks, starter checks, internet checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

2i)	All references to “fund(s) sold by the Distributor” in the section titled “Exchanging shares — Generally” in the Prospectus for each Fund listed in Schedules A and B are replaced with the following:

Legg Mason fund(s)

2j)	The following paragraph is added as the last paragraph in the section titled “Exchanging shares — Generally” in the Prospectus for each Fund listed in Schedules A and B:

For exchange purposes, Legg Mason funds include those that are series of Legg Mason Partners Investment Trust, Legg Mason Partners Income Trust, Legg Mason Partners Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc. Please contact your Service Agent or the fund for more information.

2k)

The following replaces the third bullet of the section titled “Exchanging shares — Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors” in the Prospectus for each Fund listed in Schedules A and B:

•	Exchanges may be made only between accounts that have identical registrations

2l)	The following replaces the third bullet of the section titled “Exchanging shares — Investment minimums, sales charges and other requirements” in the Prospectus for each Fund listed in Schedule A:

•

You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

2m)	The following replaces the third bullet of the section titled “Exchanging shares — Investment minimums, sales charges and other requirements” in the Prospectus for the Fund listed in Schedule B:

•	You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

2n)	The following replaces the section titled “Redeeming shares — Systematic withdrawal plans” in the Prospectus for each Fund listed in Schedules A and B:

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•	Redemptions may be made monthly, quarterly, semi-annually or annually

•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan

•	You must elect to have all dividends and distributions reinvested

•	Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis

For more information, please contact your Service Agent or the fund, or consult the SAI.

2o)	The following replaces the first paragraph in the section titled “Other things to know about transactions — Medallion signature guarantees” in the Prospectus for each Fund listed in Schedules A and B:

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another Legg Mason fund with a different account registration

•	changed your account registration or your address within 30 calendar days

•	want the check paid to someone other than the account owner(s)

•	are transferring the redemption proceeds to an account with a different registration

2p)	The following replaces the third paragraph of the section titled “Small account fees/Mandatory redemptions — Small account fees” in the Prospectus for each Fund listed in Schedules A and B:

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

2q)

The amount of time in which you have to make an additional investment to bring your account value up to the required level, as described in the section titled “Small account fees/Mandatory redemptions — Small account balance liquidations” in the Prospectus for each Fund listed in Schedules A and B is 60 days.

2r)	The following replaces the section titled “Frequent trading of fund shares” in the Prospectus for each Fund listed in Schedules A and B:

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the Distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the Distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the Distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the Distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the Distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the Distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the Distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The Distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

2s)

The following replaces the fourth paragraph in the section titled “Dividends, other distributions and taxes — Dividends and other distributions” in the Prospectus for each Fund listed in Schedules A and B:

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

2t)

The following replaces the first bullet in the section titled “Dividends, other distributions and taxes — Dividends and other distributions” in the Prospectus for each Fund listed in Schedules A and B:

•	You have a minimum account balance of $10,000 in the fund; and

3a)	The following replaces the second, third, fourth and fifth paragraphs of the section titled “Custodian and Transfer Agent” in the SAI for each Fund listed in Schedules A and B:

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

3b)	The following replaces the section titled “Purchase of Shares — Systematic Investment Plan” in the SAI for each Fund listed in Schedules A and B:

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $50 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, every alternate month, quarterly, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

3c)	All references to “fund(s) sold by the Distributor” in the section titled “Purchase of Shares” in the SAI for each Fund listed in Schedules A and B are replaced with the following:

Legg Mason fund(s)

3d)

All references to “plan managed by Legg Mason or Franklin Templeton” in the section titled “Purchase of Shares — Sales Charge Waivers and Reductions for Class A Shares” in the SAI for each Fund listed in Schedules A and B are replaced with the following:

plan managed by Legg Mason

3e)	The following replaces the section titled “Purchase of Shares — Sales Charge Waivers and Reductions for Class A Shares — Eligible Fund Purchases” in the SAI for each Fund listed in Schedules A and B:

Eligible Fund Purchases. Eligible Fund Purchases include: (i) any class of shares of any other Legg Mason fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason; and (ii) units of a Section 529 Plan managed by Legg Mason. Shares of Legg Mason money market funds may be combined for purposes of the Letter of Intent. Eligible funds may change from time to time, investors should check with their Service Agent to see which funds or Section 529 plans may be eligible.

For purposes of a letter of intent and the accumulation privilege, Legg Mason funds include those that are series of Legg Mason Partners Investment Trust, Legg Mason Partners Income Trust, Legg Mason Partners Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc. and certain funds that are series of Legg Mason Partners Institutional Trust. Please contact your Service Agent or the Fund for more information.

3f)	The following replaces the section titled “Purchase of Shares — Sales Charge Waivers and Reductions for Class A Shares — Eligible Accounts” in the SAI for each Fund listed in Schedules A and B:

Eligible Accounts. Eligible Accounts include shares of Legg Mason funds registered to (or held by a financial intermediary for):

•	You, individually;

•	Your “family member” defined as your spouse or domestic partner, as recognized by applicable state law, or your children under the age of 21;

•	You jointly with one or more family members;

•

You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege for that person’s separate investments in Legg Mason fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

•

A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;

•

Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.

You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to Distributor Accounts.

3g)

All references to “fund(s) sold by the Distributor” in the section titled “Purchase of Shares — Contingent Deferred Sales Charge Provisions” and in the section titled “Purchase of Shares — Waivers of Contingent Deferred Sales Charge” in the SAI for each Fund listed in Schedules A and B are replaced with the following:

Legg Mason fund(s)

3h)	The following replaces the first and second paragraphs of the section titled “Redemption of Shares — Systematic Withdrawal Plan” in the SAI for each Fund listed in Schedules A and B:

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund excluding those shares held in certain IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Service Agent to determine if it offers a similar service.

Class A, Class C, Class C1 and Class D Shareholders. Class A, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month and $150 quarterly per fund. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent — Fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account — redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

3i)	The following replaces all references to “fund(s) sold by the Distributor” in the section titled “Exchange of Shares” in the SAI for each Fund listed in Schedules A and B:

Legg Mason fund(s)

3j)	The following is added as the last paragraph in the section titled “Exchange of Shares” in the SAI for each Fund listed in Schedules A and B:

For exchange purposes, Legg Mason funds include those that are series of Legg Mason Partners Investment Trust, Legg Mason Partners Income Trust, Legg Mason Partners Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc. Please contact your Service Agent or the Fund for more information.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL – Diversified US Large Cap Value Fund	January 28, 2022
BrandywineGLOBAL – Dynamic US Large Cap Value Fund	January 28, 2022
BrandywineGLOBAL – Global High Yield Fund	January 28, 2022
ClearBridge Global Infrastructure Income Fund	January 28, 2022
Franklin Global Market Neutral Fund	January 28, 2022
Franklin International Equity Fund	January 28, 2022
Franklin Strategic Real Return Fund	January 28, 2022
Martin Currie Emerging Markets Fund	January 28, 2022

LEGG MASON PARTNERS INVESTMENT TRUST

ClearBridge All Cap Value Fund	January 28, 2022
ClearBridge International Small Cap Fund	January 28, 2022
ClearBridge Small Cap Value Fund	January 28, 2022
Franklin Global Dividend Fund	January 28, 2022

SCHEDULE B

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON PARTNERS INVESTMENT TRUST

Franklin S&P 500 Index Fund	January 28, 2022

Please retain this supplement for future reference.

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